     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 1996

                                                           REGISTRATION NO. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           _________________________

                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              DELAWARE                                                         13-3070826
                    (State or other jurisdiction                                  (I.R.S. Employer Identification No.)
                 of incorporation or organization)


                         1200 PIEDMONT AVENUE                                                     93950
                           P.O. BOX 51130                                                      (Zip Code)
                      PACIFIC GROVE, CALIFORNIA
              (Address of principal executive offices)


                 _____________________________________________


                        RAVENSWOOD ALUMINUM CORPORATION
                           SALARIED EMPLOYEE DEFINED
                          CONTRIBUTION RETIREMENT PLAN
                            (FULL TITLE OF THE PLAN)


                                GERALD A. MEYERS
                              1200 PIEDMONT AVENUE
                                 P.O. BOX 51130
                            PACIFIC GROVE, CA 93950
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

          TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE:
                                 (408) 657-1280

                     _____________________________________


                        CALCULATION OF REGISTRATION FEE

                                                                Proposed                Proposed
                                                                 Maximum                Maximum
    Title of Securities to be          Amount to be          Offering Price            Aggregate              Amount of
           Registered                 Registered(1)           Per Share(2)         Offering Price(2)       Registration Fee
 Common Stock, $.01 par               100,000 Shares             $15.68               $1,568,000              $540.68
 value...

 1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
 2) Estimated solely for the purpose of computing the registration fee, based on the average of the high and low prices for the Common Stock as reported on the Nasdaq National Market System on June 27, 1996.

                                     PART I

                            INFORMATION REQUIRED IN
                          THE SECTION 10(A) PROSPECTUS



         The document(s) containing the information specified in the instructions to Part I of Form S-8 will be sent or given to participants in the Ravenswood Aluminum Corporation Salaried Employee Defined Contribution Retirement Plan as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act") and is not being filed with or included in the Form S-8 in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC").



                                    PART II

                            INFORMATION REQUIRED IN
                           THE REGISTRATION STATEMENT



ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents are incorporated herein by reference:

         (a) The Company's Final Prospectus, dated March 28, 1996.

         (b) The Company's Quarterly Report on Form 10-Q for the Quarter ended March 31, 1996 (File No. 0-27918).

         (c) The description of the Company's Common Stock incorporated by reference in Company's Registration Statement on Form 8-A (File No. 0-27918), dated March 4, 1996.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and shall be deemed to be a part hereof, from the date of filing of such documents.

         Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.


ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Pursuant to Section 102(b)(7) of the Delaware General Corporation Law, as amended, (the "DGCL"), the Restated Certificate of Incorporation of the Company eliminates the liability of the Company's directors to the Company or its stockholders, except for liabilities related to breach of duty of loyalty, actions not in good faith or which involve intentional misconduct or a knowing violation of law and certain other liabilities.

         Section 145 of the DGCL provides that a corporation may indemnify any person, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, provided such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually or reasonably incurred. The Amended and Restated Bylaws of the Company provide for indemnification of the officers and directors to the fullest extent permitted by the DGCL. In addition, the Company maintains officers' and directors' liability insurance which insures against liabilities that officers and directors of the Company may incur in such capacities.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         See Index to Exhibits.

ITEM 9.  UNDERTAKINGS.

         (a) The undersigned registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                        (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                       (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                      Provided, however, that paragraph (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

             (2) That, for the purpose of determining any liability under the
                 Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pacific Grove, State of California, on the 28th day of June, 1996.

                            Century Aluminum Company

                                        By:/s/  Gerald A. Meyers
                                           ---------------------
                                        Name:  Gerald A. Meyers
                                        Title:President and Chief Operating
                                        Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              SIGNATURE                                  TITLE                              DATE
              ---------                                  -----                              ----
/s/         Craig A. Davis                     Chairman, Chief Executive               June 28, 1996
- ------------------------------------             Officer and Director
            Craig A. Davis


/s/      William R. Hampshire                  Vice-Chairman and Director              June 28, 1996
- ------------------------------------
         William R. Hampshire



/s/        Gerald A. Meyers                    President, Chief Operating              June 28, 1996
- ------------------------------------             Officer and Director
           Gerald A. Meyers


/s/        David W. Beckley                     Executive Vice President               June 28, 1996
- ------------------------------------          and Chief Financial Officer
           David W. Beckley                  (Principal Financial Officer
                                           and Principal Accounting Officer)


/s/        Roman A. Bninski                             Director                       June 28, 1996
- ------------------------------------
           Roman A. Bninski


                                                        Director                       June 28, 1996
- ------------------------------------
           John C. Fontaine


/s/      Willy R. Strothotte                            Director                       June 28, 1996
- ------------------------------------
         Willy R. Strothotte

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pacific Grove, State of California on the 28th day of June, 1996.



                                        Ravenswood Alminum Corporation
                                        Salaried Employee Defined
                                        Contribution Retirement Plan


                                        By:  Retirement Committee of Ravenswood
                                                  Aluminum Corporation Salaried
                                                  Employee Defined Contribution
                                                  Retirement Plan


                                        By:  /s/    Gerald A. Meyers
                                           -------------------------
                                        Name:  Gerald A. Meyers
                                        Title:    President and Chief
                                        Operating Officer

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                    DESCRIPTION OF DOCUMENT
- -------                   -----------------------
                    4.1      Restated Certificate of Incorporation of the Registrant (Incorporated
                             by reference to Exhibit 3.1 of the Registrant's Registration Statement
                             on Form S-1, as amended (File No. 33-95486).

                    4.2      Amended and Restated By Laws of the Registrant (Incorporated by reference to
                             Exhibit 3.2 of the Registrant's Registration Statement on Form S-1, as
                             amended (File No. 33-95486).

                    5.1      Internal Revenue Service determination letter that the Plan is qualified under Section 401(k) of the Internal Revenue Code.

                    5.2      Opinion of Curtis, Mallet-Prevost, Colt & Mosle.

                   23.1      Consent of Deloitte & Touche LLP.

                   23.2      Consent of Curtis, Mallet-Prevost, Colt & Mosle (included in
                             Exhibit 5.2).